File Nos. 2-32773
                                                                       811-07611
                                                             (formerly 811-1835)


    As Filed with the Securities and Exchange Commission on January 28, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     FORM NA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       __X__

                  Pre-Effective Amendment No. ___


                  Post-Effective Amendment No. 48             __X__


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
         COMPANY ACT OF 1940                                  __X__


                  Amendment No. 31                            __X__


                        (Check appropriate box or boxes)


                                   PIONEER II

               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109

               (Address of principal executive office) [Zip Code]

                                (617) 742 - 7825

               Registrant's Telephone Number, including Area Code

      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109

                     (Name and address of agent for service)



         __X__     on January 28, 1998 pursuant to paragraph (b) of Rule 485


                                ----------------


Title of Securities: Shares of beneficial interest, $1.00 par value

                                   PIONEER II


            Cross-Reference Sheet Showing Location in Prospectus and
               Statement of Additional Information of Information
                   Required by Items of the Registration Form


                                                    Location in Prospectus
                                                       or Statement of
Form N-1A Item Number and Caption                   Additional Information
---------------------------------                   ----------------------

1.     Cover Page                                   Prospectus - Cover Page

2.     Synopsis                                     Prospectus - Expense
                                                    Information

3.     Condensed Financial Information              Not Applicable

4.     General Description of Registrant            Prospectus - Investment
                                                    Objective and Policies;
                                                    Management of the Fund; Fund
                                                    Share Alternatives; Share
                                                    Price; How to Buy Fund
                                                    Shares; How to Sell Fund
                                                    Shares; How to Exchange Fund
                                                    Shares; The Fund

5.     Management of the Fund                       Prospectus - Management of
                                                    the Fund

6.     Capital Stock and Other Securities           Prospectus Prospectus -
                                                    Investment Objective and
                                                    Policies; Management of the
                                                    Fund; Fund Share
                                                    Alternatives; Share Price;
                                                    How to Buy Fund Shares; How
                                                    to Sell Fund Shares; How to
                                                    Exchange Fund Shares;
                                                    Dividends, Distributions and
                                                    Taxation; The Fund

7.     Purchase of Securities Being
       Offered                                      Prospectus - Fund Share
                                                    Alternatives; Share Price;
                                                    How to Buy Fund Shares; How
                                                    to Sell Fund Shares; How to
                                                    Exchange Fund Shares;
                                                    Distribution Plans;
                                                    Shareholder Services; The
                                                    Fund

8.     Redemption or Repurchase                     Prospectus - Fund Share
                                                    Alternatives; Share Price;
                                                    How to Buy Fund Shares; How
                                                    to Sell Fund Shares; How to
                                                    Exchange Fund Shares;
                                                    Shareholder Services; The
                                                    Fund

9.     Pending Legal Proceedings                    Not Applicable


10.    Cover Page                                   Statement of Additional
                                                    Information - Cover Page

11.    Table of Contents                            Statement of Additional
                                                    Information - Cover Page

12.    General Information and History              Statement of Additional
                                                    Information - Description of
                                                    Shares

13.    Investment Objectives and Policies           Statement of Additional
                                                    Information - Investment
                                                    Policies and Restrictions

14.    Management of the Fund                       Statement of Additional
                                                    Information - Management of
                                                    the Fund
15.    Control Persons and Principle
       Holders of Securities                        Statement of Additional
                                                    Information - Management of
                                                    the Fund

16.    Investment Advisory and Other
       Services Statement of Additional Information - Management of the Fund; Investment
                                                    Adviser; Underwriting
                                                    Agreement and Distribution
                                                    Plans; Shareholder
                                                    Servicing/Transfer Agent;
                                                    Custodian; Principal
                                                    Underwriter; Independent
                                                    Public Accountants

17.    Brokerage Allocation and Other
       Practices                                    Statement of Additional
                                                    Information - Portfolio
                                                    Transactions

18.    Capital Stock and Other Securities           Statement of Additional
                                                    Information - Description of
                                                    Shares

19.    Purchase, Redemption and Pricing
       of Securities Being Offered                  Statement of Additional
                                                    Information - Letter of
                                                    Intention; Systematic
                                                    Withdrawal Plan;
                                                    Determination of Net Asset
                                                    Value

20.    Tax Status                                   Statement of Additional
                                                    Information - Tax Status and
                                                    Dividends

21.    Underwriters                                 Statement of Additional
                                                    Information - Underwriting
                                                    Agreement and Distribution
                                                    Plans; Principal Underwriter

22.    Calculation of Performance Data              Statement of Additional
                                                    Information - Investment
                                                    Results

23.    Financial Statements                         Financial Statements

                                     PART A

                                   PIONEER II

                                   PROSPECTUS

[LOGO]

Pioneer II

Class A, Class B and Class C Shares
Prospectus
January 28, 1998

     The investment objectives of Pioneer II (the "Fund") are reasonable income and growth of capital. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. Pioneer II follows a policy of investing a portion of its assets, not to exceed 25%, in foreign securities.

     Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in securities issued by foreign companies or governments entail risks in addition to those customarily associated with investing in U.S. securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objectives and Policies" for a discussion of these risks.

     This Prospectus provides the information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated January 28, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information and the Fund's most recent Annual Report may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the"SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).


      TABLE OF CONTENTS                                                     PAGE
--------------------------------------------------------------------------------

I.    EXPENSE INFORMATION ...............................................      2
II.   FINANCIAL HIGHLIGHTS ..............................................      2
III.  INVESTMENT OBJECTIVES AND POLICIES ................................      5
IV.   MANAGEMENT OF THE FUND ............................................      6
V.    FUND SHARE ALTERNATIVES ...........................................      8
VI.   SHARE PRICE .......................................................      8
VII.  HOW TO BUY FUND SHARES ............................................      9
VIII. HOW TO SELL FUND SHARES ...........................................     12
IX.   HOW TO EXCHANGE FUND SHARES .......................................     13
X.    DISTRIBUTION PLANS ................................................     14
XI.   DIVIDENDS, DISTRIBUTIONS AND TAXATION .............................     14
XII.  SHAREHOLDER SERVICES ..............................................     15
       Account and Confirmation Statements ..............................     15
       Additional Investments ...........................................     15
       Automatic Investment Plans .......................................     15
       Financial Reports and Tax Information ............................     15
       Distribution Options .............................................     15
       Directed Dividends ...............................................     16
       Direct Deposit ...................................................     16
       Voluntary Tax Withholding ........................................     16
       Telephone Transactions and Related Liabilities ...................     16
       FactFone(SM) .....................................................     16
       Retirement Plans .................................................     16
       Telecommunications Device for the Deaf (TDD) .....................     16
       Systematic Withdrawal Plans ......................................     16
       Reinstatement Privilege (Class A Shares Only) ....................     17
XIII. THE FUND ..........................................................     17
XIV.  INVESTMENT RESULTS ................................................     17

                                  ------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I.  EXPENSE INFORMATION

     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects expenses based on actual expenses incurred for the fiscal year ended September 30, 1997.

Shareholder Transaction Expenses:

                                                  Class A    Class B   Class C
                                                  -------    -------   -------
 Maximum Initial Sales Charge on
   Purchases (as a percentage
   of offering price)                             5.75%(1)   None      None
 Maximum Sales Charge on
   Reinvestment of Dividends                      None       None      None
 Maximum Deferred Sales Charge
   (as a percentage of purchase
   price or redemption proceeds,
   as applicable)                                 None(1)    4.00%     1.00%
 Redemption Fee(2)                                None       None      None
 Exchange Fee                                     None       None      None

 Annual Operating Expenses (as a percentage
 of average net assets):(3)
   Management Fee(4)                              0.58%      0.58%     0.58%
   12b-1 Fees                                     0.20%      1.00%     1.00%
   Other Expenses (including
     accounting and transfer
     agent fees, custodian
     fees and printing expenses)                  0.17%      0.32%     0.37%
                                                  -----      -----     -----
Total Operating Expenses                          0.95%      1.90%     1.95%
                                                  =====      =====     =====

(1)Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC"), as further described under "How to Sell Fund Shares."

(2)Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") or international wire transfers of redemption proceeds.

(3)Expenses are net of amounts paid in connection with third-party brokerage/ service and certain expense offset arrangements. See "Financial Highlights."

(4)The Fund pays a management fee that may vary from 0.50% to 0.70% based on its performance. See "Management of the Fund."

Example:

     You would pay the following expenses on a $1,000 investment, with or without redemption at the end of each time period, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

                                              1       3       5      10
                                            Year    Years   Years   Years
                                            -----   -----   -----   -----
Class A shares                               $67     $86    $107    $167
Class B shares
--Assuming complete
  redemption at end of period                $59     $90    $123    $197*
--Assuming no redemption                     $19     $60    $103    $197*
Class C shares**
--Assuming complete redemption
  at end of period                           $30     $61    $105    $227
--Assuming no redemption                     $20     $61    $105    $227

* Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used after year eight.

** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

      The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

     The maximum sales charge is reduced on purchases of specified amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II.  FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of September 30, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with those financial statements. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER II

Selected Data for a Class A Share Outstanding Throughout Each Period:

                                                                     For the Year Ended September 30,
-----------------------------------------------------------------------------------------------------------------------------
                                                    1997            1996            1995            1994           1993
                                                 ----------      ----------      ----------      ----------     ----------
Net asset value, beginning of period ..........  $    20.94      $    20.66      $    19.38      $    20.55     $    18.86
                                                 ----------      ----------      ----------      ----------     ----------
Increase (decrease) from investment operations:
  Net investment income (loss) ................  $     0.16      $     0.23      $     0.35      $     0.36     $     0.38
  Net realized and unrealized gain (loss)
     on investments and other foreign
     currency transactions ....................        8.83            2.10            3.04            1.05           2.85
                                                 ----------      ----------      ----------      ----------     ----------
    Net increase (decrease) from
      investment operations ...................  $     8.99      $     2.33      $     3.39      $     1.41     $     3.23
Distributions to shareholders:
  Net investment income .......................       (0.15)          (0.32)          (0.30)          (0.33)         (0.39)
  Net realized gain ...........................       (1.93)          (1.73)          (1.81)          (2.25)         (1.15)
                                                 ----------      ----------      ----------      ----------     ----------
Net increase (decrease) in
  net asset value .............................  $     6.91      $     0.28      $     1.28      $    (1.17)    $     1.69
                                                 ----------      ----------      ----------      ----------     ----------
Net asset value, end of period ................  $    27.85      $    20.94      $    20.66      $    19.38     $    20.55
                                                 ==========      ==========      ==========      ==========     ==========
Total return* .................................       45.95%          12.18%          19.92%           7.37%         18.15%
Ratio of net expenses to average
  net assets ..................................        0.96%**         0.92%**         0.93%**         0.90%+         0.96%+
Ratio of net investment income (loss)
  to average net assets .......................        0.68%**         1.13%**         1.85%**         1.59%+         1.89%+
Portfolio turnover rate .......................          47%             66%             63%             68%            66%
Average brokerage commission
  per share ...................................  $   0.0585      $   0.0424              --              --             --
Net assets, end of period
  (in thousands) ..............................  $7,534,010       5,431,797       5,114,963       4,509,225      4,347,672
Ratios assuming reduction for fees
  paid indirectly:
    Net expenses ..............................        0.95%           0.90%           0.91%           0.90%          0.95%
    Net investment income (loss) ..............        0.69%           1.15%           1.87%           1.59%          1.90%

                                                     1992           1991          1990          1989          1988
                                                  ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period ..........   $    18.22     $    15.35    $    21.12    $    18.29    $     24.0
                                                  ----------     ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
  Net investment income (loss) ................   $     0.44     $     0.52    $     0.59    $     0.65    $     0.54
  Net realized and unrealized gain (loss)
     on investments and other foreign
     currency transactions ....................         1.27           3.16         (3.81)         3.84         (3.86)
                                                  ----------     ----------    ----------    ----------    ----------
    Net increase (decrease) from
      investment operations ...................   $     1.71     $     3.68    $    (3.22)   $     4.49    $    (3.32)
Distributions to shareholders:
  Net investment income .......................        (0.47)         (0.55)        (0.64)        (0.62)        (0.48)
  Net realized gain ...........................        (0.60)         (0.26)        (1.91)        (1.04)        (2.00)
                                                  ----------     ----------    ----------    ----------    ----------
Net increase (decrease) in
  net asset value .............................   $     0.64     $     2.87    $    (5.77)   $     2.83    $    (5.80)
                                                  ----------     ----------    ----------    ----------    ----------
Net asset value, end of period ................   $    18.86     $    18.22    $    15.35    $    21.12    $    18.29
                                                  ==========     ==========    ==========    ==========    ==========
Total return* .................................         9.92%         24.61%       (17.16%)       26.55%       (12.04%)
Ratio of net expenses to average
  net assets ..................................         0.94%+         0.83%         0.75%         0.77%         0.81%
Ratio of net investment income (loss)
  to average net assets .......................         2.31%+         3.02%         3.18%         3.31%         3.06%
Portfolio turnover rate .......................           64%            46%           42%           34%           30%
Average brokerage commission
  per share ...................................           --             --            --            --            --
Net assets, end of period
  (in thousands) ..............................    3,974,712      4,039,234     3,588,735     4,411,923     3,724,615
Ratios assuming reduction for fees
  paid indirectly:
    Net expenses ..............................         0.93%            --            --            --            --
    Net investment income (loss) ..............         2.32%            --            --            --            --

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**Ratios include expenses paid through third-party brokerage/service and certain expense offset arrangements.

+ Ratios for 1994, 1993 and 1992 have been modified to comply with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions. Ratios of net operating expenses and net investment income to average net assets prior to 1992 have not been modified as such.

Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                             For the Year Ended September 30,  July 1, 1996 through
                                                                                         1997(a)                 September 30, 1996
                                                                             --------------------------------  --------------------
Net asset value, beginning of period ..............................................       $20.89                       $20.55
                                                                                        --------                     --------
Increase (decrease) from investment operations:
  Net investment income (loss) ....................................................       $(0.07)                      $(0.01)
  Net realized and unrealized gain (loss) on investments and other foreign
  currency transactions ...........................................................         8.76                         0.35
                                                                                        --------                     --------
    Net increase (decrease) from investment operations ............................        $8.69                        $0.34
Distributions to shareholders:
  Net investment income ...........................................................        (0.13)                          --
  Net realized gain ...............................................................        (1.93)                          --
                                                                                        --------                     --------
Net increase (decrease) in net asset value ........................................        $6.63                        $0.34
                                                                                        --------                     --------
Net asset value, end of period ....................................................       $27.52                       $20.89
                                                                                        ========                     ========
Total return* .....................................................................        44.58%                        1.65%
Ratio of net expenses to average net assets .......................................         1.94%**                      2.03%+**
Ratio of net investment income (loss) to average net assets .......................        (0.32)%**                    (0.25)%+**
Portfolio turnover rate ...........................................................          .47%                         .66%
Average brokerage commission per share ............................................      $0.0585                      $0.0424
Net assets, end of period (in thousands) ..........................................      $15,311                         $864
Ratios assuming reduction for fees paid indirectly:
    Net expenses ..................................................................         1.90%                        2.02%+
    Net investment income (loss) ..................................................        (0.28)%                      (0.24)%+


Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                                             For the Year Ended September 30,  July 1, 1996 through
                                                                                         1997(a)                 September 30, 1996
                                                                             --------------------------------  --------------------
Net asset value, beginning of period ...............................................      $20.88                       $20.55
                                                                                        --------                     --------
Increase (decrease) from investment operations:
  Net investment income (loss) .....................................................      $(0.08)                      $(0.01)
  Net realized and unrealized gain (loss) on investments and other foreign
  currency transactions ............................................................        8.77                         0.34
                                                                                        --------                     --------
    Net increase (decrease) from investment operations .............................       $8.69                        $0.33
Distributions to shareholders:
  Net investment income ............................................................       (0.09)                          --
  Net realized gain ................................................................       (1.93)                          --
                                                                                        --------                     --------
Net increase (decrease) in net asset value .........................................       $6.67                        $0.33
                                                                                        --------                     --------
Net asset value, end of period .....................................................      $27.55                       $20.88
                                                                                        ========                     ========
Total return* ......................................................................       44.51%                        1.61%
Ratio of net expenses to average net assets ........................................        1.99%**                      2.02%+**
Ratio of net investment income (loss) to average net assets ........................       (0.39)%**                    (0.15)%+**
Portfolio turnover rate ............................................................         .47%                         .66%
Average brokerage commission per share .............................................     $0.0585                      $0.0424
Net assets, end of period (in thousands) ...........................................      $2,267                         $214
Ratios assuming reduction for fees paid indirectly:
    Net expenses ...................................................................        1.95%                        2.01%+
    Net investment income (loss) ...................................................       (0.35)%                      (0.14)%+

(a)The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through third-party brokerage/service and certain expense offset arrangements.

+  Annualized.

III. INVESTMENT OBJECTIVES AND POLICIES

     The objectives of the Fund are reasonable income and growth of capital. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund, of course, cannot give assurance that its investment objectives will be achieved.

     The major portion of the Fund's assets will be invested in equity securities, including common and preferred stocks and securities convertible into common or preferred stocks. Assets of the Fund will be substantially fully invested at all times and, by this means, management intends to avoid speculating upon broad changes in the level of the market.

     In general, the largest portion of the Fund's portfolio, at any time, will consist of securities that have yielded an interest or dividend return within the preceding twelve months, but non-income producing securities may be held for anticipated increases in value.

     It is the policy of the Fund not to engage in trading for short-term profits and the Fund intends to limit its portfolio turnover to the extent practicable. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rate.

     The Fund may purchase put and call options on securities indices to manage cash flow and to attempt to remain fully invested in the stock market, instead of or in addition to buying and selling stocks. The Fund may also purchase these options in order to hedge against risks of market-wide price fluctuations. Options on securities indices are similar to options on securities except that the delivery requirements are different. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, (ii) multiplied by a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movement of individual securities held by the Fund. The effectiveness of hedging through the purchase of stock index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are written. If the forecasts of the Fund's investment adviser regarding movements in securities prices are incorrect, the Fund's investment results may have been better without the hedge. A more thorough description of these investment practices and their associated risks is contained in the Fund's Statement of Additional Information.

     The Fund may sell a securities index option it has purchased or write a similar option prior to the expiration of the purchased option in order to close out its position in a securities index option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid. There is no assurance that a liquid secondary market will exist for any particular option at any particular time, and the Fund may therefore be unable to effect closing transactions on, or sell, options it has purchased. The Fund will not invest more than 20% of its net assets in premiums on index put and call options.

     The Fund may also invest a portion of its portfolio in temporary cash investments including finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or Aa or better by Moody's Investors Service or A-1 or AA or better by Standard & Poor's Ratings Group or, if unrated, of comparable quality as determined by the Fund's investment adviser.

     The objectives and policies described above may not be changed without shareholder approval. Other investment policies and restrictions on investment are described in the Statement of Additional Information, including a policy on lending portfolio securities. Among these other investment policies and restrictions on investments, the Fund follows a practice of generally investing between 10% and 25% of its assets in foreign securities. The Fund may invest up to 5% of its net assets in securities of issuers located in countries with emerging economies or securities markets. See "Investments in Emerging Markets" in the Statement of Additional Information. In addition, no more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, which are rated below investment grade or the equivalent.

     Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in
United States ("U.S.") government securities and securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers and, in some cases, gains realized upon the sale of foreign securities may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to the Fund's net return from securities issued by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Each of these risks may be heightened in the case of investments in emerging markets. See "Investment Policies and Restrictions" in the Statement of Additional Information.

     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency on a future date, at a price set at the time of the contract. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency (including the U.S. dollar), if the Fund's investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

     If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will be required to place cash or high grade liquid debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund may enter into forward currency contracts having an intrinsic value of up to 30% of its net assets.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency (including the U.S. dollar) with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar if the investment adviser determines that there is a pattern of correlation between that currency and the U.S. dollar. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Fund's option position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered illiquid securities and there can be no assurance that a liquid secondary market will exist at any particular time for any particular option. The Fund may not invest more than 10% of its net assets in premiums on purchased currency options. See "Other Policies and Risks" in the Statement of Additional Information.

     The Fund's transactions in options on securities indices, currencies, options on currencies and forward foreign currency contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

     The Fund may enter into repurchase agreements with banks and broker-dealers, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.

IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation ("PMC") as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Fund.

     The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of shares of the Fund.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's domestic equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     The Fund is covered by a team of portfolio managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Day-to-day management of the Fund is the responsibility of Mr. Francis J. Boggan, Vice President of the Fund and PMC. Mr. Boggan joined PMC in 1991 and has 17 years of investment experience.

     John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI, and Chairman and a Director of PMC and PFD, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of office space, related to its services for the Fund with the exception of the following, which are to be paid by the Fund:
(a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC;
(g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

Management Fee

     As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.60% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

     Computing the Performance Fee Adjustment. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund's Class A shares for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income investment objective.

     The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Thus, the maximum annualized adjustment rate is +/-0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

     The Fund's performance is calculated based on the net asset value per share of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Class A shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

     Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

     From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index.

     However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

     Under the terms of the management contract, the Fund pays management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period rolls forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract) has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

     The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

V.  FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI.  SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. The net asset value per share of each Class of the Fund shares is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

     You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at a public offering price, that is, the net asset value per share, plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $50 for Class A share accounts and $1,000 for Class B and Class C share accounts, except as specified below. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment for Class B and Class C shares may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").

     The Fund has a minimum Class A account requirement of $500. As a new purchaser, you will be given at least 24 months from your initial purchase to increase the value of the Class A account to $500. See "How to Sell Fund Shares."

     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account
Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be avail-able to other types of retirement plan accounts. Call PSC for more information.

     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

      You may buy Class A shares at the public offering price including a sales charge, as follows:


                                              Sales Charge as a % of    Dealer
                                              ----------------------   Allowance
                                                              Net      as a % of
                                                 Offering    Amount     Offering
  Amount of Purchase                              Price     Invested      Price
  ------------------                              -----     --------      -----
Less than $50,000                                 5.75%       6.10%       5.00%
$50,000 but less than $100,000                    4.50        4.71        4.00
$100,000 but less than $250,000                   3.50        3.63        3.00
$250,000 but less than $500,000                   2.50        2.56        2.00
$500,000 but less than $1,000,000                 2.00        2.04        1.75
$1,000,000 or more                                 -0-         -0-         see
                                                                          below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account, or related trusts or accounts, including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code") although more than one beneficiary is involved. The sales charge applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or on purchases by participants in certain group plans (described below), subject to a CDSC of 1% in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about the above arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege depends upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                                 CDSC as a Percentage of Dollar
Purchase                                       Amount Subject to CDSC
-------------                            -----------------------------------
First ..................................                4.0%
Second .................................                4.0%
Third ..................................                3.0%
Fourth .................................                3.0%
Fifth ..................................                2.0%
Sixth ..................................                1.0%
Seventh and thereafter .................                none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of an UGMA, an UTMA or a trust account, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is
(i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

     Broker-Dealers. An order for any Class of Fund shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     o You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following: o If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622- 0176 for more information. o If you are selling shares from a non-retirement or IRA account, you may use any of the methods described below.

     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC; however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:

      o  you wish to sell over $100,000 worth of shares,
      o your account registration or address has changed within the last 30 days,
      o the check is not being mailed to the address on your account (address of record),
      o  the check is not being made out to the account owners, or
      o the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1- 800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account and any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1- 800-225-6292.

     By Telephone or Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank wire address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. As a new shareholder, you have a minimum of 24 months (including the six months following the mailing of the notice described below) to increase the value of your account to the minimum account value of $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges or failure to meet the initial minimum account requirement set forth above, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX.  HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone(SM), will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares and certain funds may be closed to new investments. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has a Plan of Distribution for each Class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees and service fees are paid to PFD.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of the Class A shares of the Fund or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for the
Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (see "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has twelve months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such 12-month period shall not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares during such period. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Class A shareholders of the Fund.

     Both the Class B Plan and the Class C Plan provide that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

     Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the average net asset value of such shares.

     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareowner accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, twice each year during the months of June and December and to distribute net long-term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax.

     Generally, dividends from the Fund's net investment income, market discount income, certain net foreign exchange gains, and net short-term capital gains are taxable under the Code as ordinary income and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce, the gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, if any, which will reduce the yield on or return from those investments. If, as anticipated, the Fund does not qualify to pass such taxes through to its shareholders, they will neither treat such taxes as additional income nor be entitled to any associated foreign tax credits or deductions.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.

XII.SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O.Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, rights of accumulation and newsletters.

Additional Investments

     You may add to your account by sending a check ($50 minimum for Class A shares and $500 for Class B and Class C shares) to PSC (account number and class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.
Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachsuetts 02205-9014. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

     As  a   shareholder,   you  will   receive   financial   reports  at  least
semi-annually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the new account application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in the distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC. Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for the Fund or Pioneer Fund). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction.

     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, businesses and tax-exempt organizations. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans

     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of any other Pioneer mutual fund; in this case you must meet the minimum investment requirement for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

                      ------------------------------------

The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

      The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) which was originally organized as a Massachusetts corporation on March 18, 1969, reorganized as a Massachusetts business trust on February 15, 1985 and reorganized as a Delaware business trust on May 1, 1996.

     The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

     The Fund will recognize stock certificates representing shares of Pioneer II, Inc. issued prior to its reorganization as a Massachusetts business trust as evidence of ownership of an equivalent number of shares of beneficial interest. Any shareholder desiring to surrender a stock certificate to the Fund for a share certificate representing an equivalent number of shares of beneficial interest may do so by making a written request for such exchange to PSC. Such request must be accompanied by the surrendered stock certificate which must be endorsed on the back exactly in the manner as such certificate is registered.

XIV.INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry, real estate industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

THE PIONEER FAMILY OF MUTUAL FUNDS

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

Tax-Exempt
Pioneer Intermediate Tax-Free Fund**
Pioneer Tax-Free Income Fund**

Money Market Fund
Pioneer Cash Reserves Fund

**Offers Class A and B Shares only
**Not suitable for retirement accounts

                                                                          [LOGO]

Pioneer II

60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
FRANCIS J. BOGGAN, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Mass. 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
  applications, service forms and
  telephone transactions...............................  1-800-225-6292
FactFone(SM)
  Automated fund yields, automated
  prices and account information.......................  1-800-225-4321
Retirement plans.......................................  1-800-622-0176
Toll-free fax..........................................  1-800-225-4240
Telecommunications Device for the
  Deaf (TDD)...........................................  1-800-225-1997

Visit our website: www.pioneerfunds.com

0198-4736
(C)Pioneer Funds Distributor, Inc.

                                     PAET B

                                   PIONEER II

                      STATEMENT OF ADDITIONAL INFORMATION

                                   PIONEER II
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                       Class A, Class B and Class C Shares


                                January 28, 1998

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated January 28, 1998 of Pioneer II (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.


                                TABLE OF CONTENTS


1.       Investment Policies and Restrictions................        2
2.       Management of the Fund..............................       11
3.       Investment Adviser..................................       15
4.       Underwriting Agreement and Distribution Plans.......       18
5.       Shareholder Servicing/Transfer Agent................       21
6.       Custodian...........................................       21
7.       Principal Underwriter...............................       21
8.       Independent Public Accountants......................       22
9.       Portfolio Transactions..............................       22
10.      Tax Status..........................................       24
11.      Description of Shares...............................       28
12.      Certain Liabilities.................................       29
13.      Determination of Net Asset Value....................       30
14.      Systematic Withdrawal Plan..........................       31
15.      Letter of Intent....................................       31
16.      Investment Results..................................       32
17.      Financial Statements................................       35
         Appendix A..........................................       36
         Appendix B..........................................       52

                              --------------------

                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS AND IS AUTHORIZED FOR
                      DISTRIBUTION TO PROSPECTIVE INVESTORS
                      ONLY IF PRECEDED OR ACCOMPANIED BY AN
                              EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


The Prospectus presents the investment objectives and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.


The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

Securities Index Options

The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.

Currently, options on stock indices are traded only on national securities exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.

The Fund may purchase put options on securities indices in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

The Fund may purchase call options on securities indices in order to remain fully invested in the stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. All securities index options purchased by the Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which could disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Personnel of the Fund's investment adviser have considerable experience in options transactions.

In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

Investments in Emerging Markets

The Fund may invest up to 5% of its net assets in securities of issuers located in countries with emerging economies or securities markets. Countries with emerging economies or securities markets include among others: Algeria,
Argentina, Australia, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks associated with foreign markets which are described in the Prospectus under the caption "Investment Objectives and Policies," including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as Japan or most Western European countries).

Forward Foreign Currency Transactions


The Fund may engage in foreign currency transactions. The transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to purchase and/or write forward foreign currency exchange contracts involving currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Fund's investment adviser. The Fund will not enter into speculative forward foreign currency contracts.

If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily, and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.


Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it may, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised allowing the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash and high grade liquid debt securities in a segregated account with its custodian.

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.


Restricted and Illiquid Securities

Restricted securities are securities which cannot be resold or distributed to the public without an effective registration under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities are securities which at the time of investment are not readily marketable. For the purposes of this Statement of Additional Information, restricted securities exclude any restricted securities that have been determined by the Trustees (or their designee) to be readily marketable such as restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the 1933 Act or foreign securities which are offered or sold outside the U.S. The Fund's practice of investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

The Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically to the Trustees.


Repurchase Agreements

The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.


Lending of Portfolio Securities


The Fund may lend  portfolio  securities  to member  firms of the New York Stock
Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.


As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will only lend portfolio securities to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets. In the Fund's last fiscal year, it did not lend portfolio securities with a value exceeding 5% of the Fund's net assets and, while it reserves the right to do so, the Fund has no present intention of lending portfolio securities with any such value during the coming year.

Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" as defined in 1940 Act of the Fund's outstanding voting securities. The Fund may not:

         (1)......Issue  senior  securities,  except as  permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2)......Borrow  money,  except  from banks as a  temporary  measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value.

         (3)......Guarantee  the securities of any other  company,  or mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         (4)......Purchase  securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5)......Purchase  securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.

         (6)......Act  as an  underwriter,  except  as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7)......Make  loans,  except by purchase of debt  obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         (8)......Invest  in real estate,  commodities  or commodity  contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         (9)......Purchase  securities  on "margin" or effect " short  sales" of securities.

         (10).....Purchase  securities for the purpose of controlling management of other companies.

         (11).....Acquire  the  securities  of any  other  domestic  or  foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

It is the fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government securities.

The Fund currently does not intend to borrow money from banks, enter into any reverse repurchase agreement or dollar roll, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2), (7) and (8) above, during the current fiscal year.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

The Fund may not:

         (1)......purchase  or retain  the  securities  of any  company if those officers and Trustees of the Fund, or its adviser or principal underwriter, owning individually more than one-half of 1% of the securities of such company, together own more than 5% of the securities of such company; or

         (2)......invest more than 15% of its net assets in the aggregate of (a)
securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days.


         In addition, in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to: (1) invest in puts, calls, straddles, spreads, or any combination thereof other than the purchase and sale of put and call options on currencies and the purchase of put and call options on securities indices, or in oil, gas or other mineral leases or exploration or development programs; (2) invest more than 5% of its total assets in equity securities of any issuer which are not readily marketable, i.e., securities for which a bona fide market does not exist at the time of purchase or subsequent valuation; (3) pledge, mortgage, hypothecate or otherwise encumber its assets; (4) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; or(5) invest in real estate limited partnerships. These restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.


Other Policies and Risks

The Fund expects that its investments in foreign securities will range from 10% to 25% of its assets. However, the Fund reserves the right to reduce or eliminate its holdings of foreign securities whenever management believes such action to be in the best interests of the shareholders.

The Fund is managed by Pioneering Management Corporation ("PMC") which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund presently has in a particular industry and the availability of investment funds in each fund or account.


It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and fundamental policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other and their performance results are likely to differ from those of the Fund.


Debt Securities

No more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Ratings Group or the equivalent. Debt securities rated "BBB" may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. Debt securities rated lower than "BBB" are speculative investments and the yields on these bonds will fluctuate over time. If the rating of a debt security is reduced below investment grade ("BBB"), PMC will consider whatever action is appropriate, consistent with the Fund's investment objectives and policies.

2.       MANAGEMENT OF THE FUND

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB:  June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"); Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Trust Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer U.S. Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, Trustee, DOB:  April 1948
4201 Cathedral Avenue, NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA  02115
         Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
         Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management from 1989 to 1993; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Mmber of the Board of Governors of the Investment Ccompany Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB:  February 1944
         Executive  Vice  President  and a  Director  of PGI;  President,  Chief
Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer U.S. Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY 10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401

         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer, DOB:  April 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  August 1946
         Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  March 1964
         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.


FRANCIS J. BOGGAN, Vice President, DOB:  July 1957
Vice President of PMC.


The Fund's Agreement and Declaration of Trust (the "Declaration"), dated April 26, 1996, provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional private accounts.


The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                           Investment          Principal
Fund Name                                    Adviser         Underwriter


Pioneer International Growth Fund                PMC              PFD
Pioneer Europe Fund                              PMC              PFD
Pioneer World Equity Fund                        PMC              PFD
Pioneer Emerging Markets Fund                    PMC              PFD
Pioneer India Fund                               PMC              PFD
Pioneer Capital Growth Fund                      PMC              PFD
Pioneer Mid-Cap Fund                             PMC              PFD
Pioneer Growth Shares                            PMC              PFD
Pioneer Small Company Fund                       PMC              PFD
Pioneer Gold Shares                              PMC              PFD
Pioneer Equity-Income Fund                       PMC              PFD
Pioneer Fund                                     PMC              PFD
Pioneer II                                       PMC              PFD
Pioneer Micro-Cap Fund                           PMC              PFD
Pioneer Real Estate Shares                       PMC              PFD
Pioneer Short-Term Income Trust                  PMC              PFD
Pioneer America Income Trust                     PMC              PFD
Pioneer Bond Fund                                PMC              PFD
Pioneer Balanced Fund                            PMC              PFD
Pioneer Intermediate Tax-Free Fund               PMC              PFD
Pioneer Tax-Free Income Fund                     PMC              PFD
Pioneer Cash Reserves Fund                       PMC              PFD
Pioneer Interest Shares                          PMC                1
Pioneer Variable Contracts Trust                 PMC                2
1   This fund is a closed-end fund.
2 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding securities of the Fund. As of December 31, 1997, to the knowledge of the Fund, no person owned more than 5% of the outstanding Class A or Class B shares of the Fund. As of December 31, 1997, MLPF&S for the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deerlake Dr. E., 3rd Floor,
Jacksonville, FL 3246-6484, owned 28.47% (40,875 shares of the Fund's outstanding Class C shares.


Compensation of Officers and Trustees


The Fund pays no salaries or compensation to any of its officers, however, the Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and
(b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual fee, except the Committee Chairperson who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.


The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:



                                            Pension or         Total
                                            Retirement      Compensation
                           Aggregate          Benefits        from Fund
                         Compensation       Accrued as      and all other
                           from the        Part of Fund       Pioneer
 Name of Trustee             Fund            Expenses       Mutual Funds**

John F. Cogan, Jr.          $ 500               $0            $ 12,000
Mary K. Bush                2,474                0              30,000
Richard H. Egdahl, M.D.    10,123                0              62,000
Margaret B.W. Graham       10,223                0              60,000
John W. Kendrick           10,023                0              55,800
Marguerite A. Piret        15,488                0              80,000
David D. Tripple              500                0              12,000
Stephen K. West            11,501                0              63,800
John Winthop               12,005                0              69,000
Total                      72,837                0             444,600

*    As of September 30, 1997 the Fund's fiscal year end.
**   For the calendar year ended December 31, 1997.

3.       INVESTMENT ADVISER

The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts 02109, to act as its investment adviser. The term of the contract is one year, but it is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party upon 60 days' written notice by vote of its Board of Directors or Trustees or a majority of the Fund's outstanding voting securities.. The management contract was approved by the shareholders of the Fund on April 30, 1996.


Effective May 1, 1996, as compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage of this rate (based upon the number of days in the current month) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.

Prior to May 1, 1996, as compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets up to $250,000,000, 0.48% of the next $50,000,000, and 0.45% of any excess over $300,000,000. The fee was normally computed daily and paid monthly.


During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid or owed total management fees to PMC of approximately $21,051,000, $26,108,705 and $37,455,000 respectively pursuant to the prior and current management contracts.


Performance Fee Adjustment


The Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Clipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. The maximum annualized adjustment rate is +/- 0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average net assets attributable to the Fund's Class A shares for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.


The Fund's performance is calculated based on the net asset value of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

Application of Performance Adjustment

The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of Class A shares of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

             Investment Performance *                Cumulative Change
          First Day         End of Period       Absolute Percentage Points

Fund      $ 10                  $ 13               +$ 3              + 30%
Index      100                   123               + 23              + 23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.


The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: An appropriate percentage (based upon the number of days in the current month) of the Basic Fee of 0.60% would be applied to the Fund's Class A shares average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.01% producing a rate of 0.07%. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund during the performance period was exceeded by the record of the Index, the dollar amount of performance adjustment would be deducted from the Basic Fee.


Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.


The Fund's current management contract with PAC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996, the Fund pays management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.


The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee, allocated in proportion to the average daily net assets for each class of shares, is normally paid monthly.


4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the Fund under the distribution plans (discussed below).

PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").

Class A Plan

Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares of the Fund. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan

The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first- year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Class C Plan

The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the average net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there are no dealers of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of the Plan, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or had any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act.

During the fiscal year ended September 30, 1997, the Fund paid approximate total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan, respectively, as follows: $12,668,000, $79,000 and $10,000. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

5.       SHAREHOLDER SERVICING/TRANSFER AGENT

The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of 90 days' written notice.


Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


PSC receives an annual fee of $22.75 per shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

6.       CUSTODIAN

Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7.       PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. During the fiscal years ending September 30, 1995, 1996 and 1997, net underwriting commissions retained by PFD in connection with its offering of Fund shares were approximately $1,498,000, $1,578,000 and $2,139,000, respectively. Commissions reallowed to dealers for the same years were approximately $10,054,000, $12,325,000 and $14,822,000, respectively.



The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or a merger or other reorganization.

8.       INDEPENDENT PUBLIC ACCOUNTANTS


Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9.       PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract . The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting broker-dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads.

PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by PMC. Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge as compensation for such services if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the services provided by such broker-dealer. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed or accounts by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies or other accounts managed by PMC, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


Pursuant  to  certain   directed   brokerage   arrangements   with  third  party
broker-dealers, such broker-dealers may pay certain of the Fund's custody expenses. See "Financial Highlights" in the Prospectus.


The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other mutual funds in the Pioneer group and such other private accounts. In such cases, the decision to recommend a purchase to one mutual fund or account rather than the other is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each client presently has in a particular industry and the availability of investment funds in each client account.

It is possible that at times identical securities will be held by more than one mutual fund and/or account. However, the position of any mutual fund or account in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid or owed aggregate brokerage commissions of approximately $11,552,000, $9,250,000 and $7,275,000, respectively.



10.      TAX STATUS

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements.


Dividends from investment company taxable income, which include net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from its long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correction application of these new rules in their particular circumstances.


Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currency-denominated debt securities, certain options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


The Fund may invest to a limited extent in debt obligations that are in the lower rating categories. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.


At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased by the Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, forward contract, or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, forward contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.
Shareholders should consult their tax advisers for more information.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES


The Declaration permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently the Fund consists of only one series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated Class A, Class B and Class C shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets of the particular series.

The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No amendment that adversely affects the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Fund's shares. Shares have no preemptive or conversion rights except that under certain circumstances Class B shares may convert to Class A shares. Shares are fully paid and non-assessable by the Fund, except as stated below.


12.      CERTAIN LIABILITIES


The Fund was originally organized as a Massachusetts business trust and was reorganized as a Delaware business trust on May 1, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by its Declaration dated April 26, 1996. A copy of the Fund's Certificate of Trust, dated May 1, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a remote possibility that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.


To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 PM, Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption, the net asset value per share is not determined.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to that class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares for the class. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


14.      SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or any person designated by the applicant. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the prospectus. Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee.


Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


15.      LETTER OF INTENT


A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intention to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intention section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.


See "How to Buy Fund Shares - Letter of Intent" in the Prospectus for more information.

16.      INVESTMENT RESULTS

Quotations, Comparisons and General Information


From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or the Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000") or the Wilshire Total Market Value Index ("Wilshire 5000"), recognized unmanaged indexes of broad-based common stocks.

In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc.,
Morningstar,  Inc.,  Schabacker  Investment  Management and Towers Data Systems,
Inc.


In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the Fund.

Standardized Average Annual Total Return Quotations and Other Performance Quotations

One of the primary methods used to measure the performance of a Class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a Class of the Fund, over any period up to the lifetime of that Class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

The Fund's average annual total return quotations for each of its classes as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Standardized Average Annual Total Return Quotations


Average annual total return quotations for Class A, Class B and Class C shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                        n
                  P(1+T) = ERV

Where:
                  P = a hypothetical initial payment of $1,000, less the maximum sales load of 5.75% for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Class' mean account size.

The average annual compounded total returns of the Fund as of September 30, 1997 are reflected in the table below:


                        Average Annual Total Return (%)

CLASS A

                     1 Year      5 Year       10 Year            Commencement
                     37.55       18.61         11.48             15.31  9/30/69


                           Cumulative Total Returns (%)

CLASS B

                     1 Year      Commencement
                     40.58       33.11  7/1/96


CLASS C

                     1 Year      Commencement
                     44.51       35.97  7/1/96


The Fund may also present, from time to time, historical information depicting the value of a hypothetical account over the time period from the Fund's inception in 1969 until the present. The Fund may also depict summary results of assumed investments in the Fund for each of the ten-calendar-year periods in the Fund's history and for the ten-year periods which began at recognized market highs or ended at recognized market lows. An example of this historical information describing various performance characteristics of the Fund from 1969 until the present is set forth below.

In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Automated Information Line

FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o        net asset value prices for all Pioneer mutual funds;

         o        annualized 30-day yields on Pioneer's bond funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with standard formulas mandated by the SEC.


In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and they may be worth more or less at redemption than their original cost.


17.      FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended September 30, 1997 and the Report of Independent Public Accountants contained in the Fund's Annual Report for that fiscal year end have been included in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. The Fund's Annual Report, filed with the SEC on November 21, 1997 (Accession No. 0000078758-97-000010) is incorporated by reference into this Statement of Additional Information. The financial highlights table in the Prospectus and the financial statements incorporated by reference into the Prospectus and Statement of Additional Information have been so included and incorporated in reliance upon the report of Arthur Andersen LLP, independent public accountants, given on their authority as experts in accounting and auditing.

                                   APPENDIX A


                          Description of Bond Ratings1

                        Moody's Investors Service, Inc.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.


2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                                   Pioneer II

                                 Class A Shares

              Initial        Offering      Sales Charge        Shares        Net Asset      Initial Net
   Date      Investment       Price          Included         Purchased        Value           Asset
                                                                             Per Share         Value
 9/30/69       $10,000        $5.31           5.75%           1,883.239        $5.00          $9,425

                                 Value of Shares
                     Dividends and Capital Gains Reinvested

             From Investment      From Capital     From Dividends     Total
   Date                         Gains Reinvested     Reinvested       Value

 12/31/69         $8,842                  $0                $0         $8,842
 12/31/70         $8,051                  $0              $163         $8,214
 12/31/71         $9,500                $385              $355        $10,240
 12/31/72         $9,708              $2,199              $510        $12,417
 12/31/73         $8,559              $2,177              $616        $11,352
 12/31/74         $6,252              $1,990              $607         $8,849
 12/31/75         $9,021              $3,129            $1,120        $13,270
 12/31/76        $13,616              $5,712            $2,045        $21,373
 12/31/77        $15,903              $7,532            $2,960        $26,395
 12/31/78        $16,309             $10,027            $3,889        $30,225
 12/31/79        $19,623             $14,350            $6,047        $40,020
 12/31/80        $23,333             $19,059            $9,037        $51,429
 12/31/81        $22,788             $22,247           $10,820        $55,855
 12/31/82        $25,725             $28,010           $15,010        $68,745
 12/31/83        $30,640             $37,959           $20,820        $89,419
 12/31/84        $27,909             $36,527           $22,120        $86,556
 12/31/85        $33,033             $50,984           $29,727       $113,744
 12/31/86        $34,163             $59,663           $34,106       $127,932
 12/31/87        $29,473             $65,731           $32,289       $127,493
 12/31/88        $32,788             $81,884           $40,573       $155,245
 12/31/89        $35,217            $105,331           $49,177       $189,725
 12/31/90        $29,435             $90,721           $46,749       $166,905
 12/31/91        $34,783            $114,167           $60,936       $209,886
 12/31/92        $34,972            $128,226           $66,364       $229,562
 12/31/93        $36,422            $162,514           $74,033       $272,969
 12/31/94        $31,845            $167,857           $68,549       $268,251
 12/31/95        $36,648            $221,052           $83,393       $341,093
 12/31/96        $40,546            $279,042           $96,521       $416,109
 12/31/97        $43,409            $365,102          $106,231       $514,742

                                   Pioneer II

                                 Class B Shares

              Initial        Offering      Sales Charge        Shares        Net Asset      Initial Net
   Date      Investment       Price          Included         Purchased        Value           Asset
                                                                             Per Share         Value
  7/1/96       $10,000        $20.55          4.00%            486.618         $20.55         $10,000

                                 Value of Shares
                     Dividends and Capital Gains Reinvested

                From Investment      From Capital        From Dividends                       Total
   Date                          Gains Reinvested        Reinvested           CDSC            Value

 12/31/96         $10,394               $949                 $60              $400           $11,003
 12/31/97         $11,047             $2,834                 $81              $400           $13,562

                                   Pioneer II

                                 Class C Shares

              Initial        Offering      Sales Charge        Shares        Net Asset      Initial Net
   Date      Investment       Price          Included         Purchased        Value           Asset
                                                                             Per Share         Value
  7/1/96       $10,000        $20.55          1.00%            486.618         $20.55         $10,000

                                 Value of Shares
                     Dividends and Capital Gains Reinvested

                From Investment      From Capital        From Dividends                         Total
     Date                          Gains Reinvested        Reinvested           CDSC            Value

   12/31/96         $10,409               $949                 $42              $100           $11,300
   12/31/97         $11,406             $2,828                 $78                 0           $13,952

                    WORST CASE/BEST CASE INVESTMENT SCENARIOS
             $5000 Yearly Investments in Pioneer II from January 1,1978

The table below shows the year-by-year valuation of an annual additional investment of $5,000. The Worst Case scenario assumes the investment was made on the day that the Dow Jones Industrial Average ("DJIA") was at its yearly high. The Best Case scenario assumes that the investment was made on the day that DJIA was at its yearly low. Both scenarios assume reinvestment of all dividends and capital gains without sales charge. The DJIA is a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

                          Worst Case                                         Best Case
        (Purchase at Yearly DJIA Highs)                    (Purchase at Yearly DJIA Highs)

                             Cumulative     Value on                                 Cumulative     Value on
  Year       High Date       Investment       12/31        Year        Low Date      Investment       12/31

  1978              9/8/78     $5,000          4,530       1978        2/28/78         $5,000          5,784
  1979             10/5/79     10,000         11,109       1979        11/7/79         10,000         13,218
  1980            11/20/80     15,000         19,193       1980        4/21/80         15,000         23,831
  1981             4/27/81     20,000         25,877       1981        9/25/81         20,000         45,339
  1983            11/29/83     30,000         52,950       1983         1/3/83         30,000         65,478
  1984              1/6/84     35,000         56,094       1984        7/24/84         35,000         69,119
  1985            12/16/85     40,000         78,921       1985         1/4/85         40,000         97,400
  1986             12/2/86     45,000         93,684       1986        1/22/86         45,000        115,136
  1987             8/25/87     50,000         97,058       1987       10/19/87         50,000        120,414
  1988            10/21/88     55,000        123,238       1988        1/20/88         55,000        152,514
  1989             10/9/89     60,000        155,572       1989         1/3/89         60,000        192,499
  1990             7/16/90     65,000        141,229       1990       10/11/90         65,000        174,616
  1991            12/31/91     70,000        182,597       1991         1/9/91         70,000        225,870
  1992              6/1/92     75,000        204,959       1992        10/9/92         75,000        252,336
  1993            12/29/93     80,000        248,715       1993        1/20/93         80,000        305,910
  1994             1/31/94     85,000        249,203       1994         4/4/94         85,000        305,844
  1995            12/13/95     90,000        321,859       1995        1/30/95         90,000        395,207
  1996            12/30/96     95,000        397,644       1996        1/10/96         95,000        488,224
  1997              8/6/97    100,000        496,804       1997        4/11/97        100,000        610,113

Annual Growth Rate:                            14.41 %                                                15.71 %
(Internal Rate of Return)

The valuation columns in the table include the effect of sales charges on these yearly investments. Sales charges have been reduced, as appropriate, to reflect the rate applicable to the value of the total account, according to the schedule in the Fund's prospectus. The figures shown above should not be considered as representative of future returns. Income taxes have not been considered.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The Merrill Lynch Micro-Cap Index represents the performance of 2,148 stocks ranging in market capitalization from $5 million to $60 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1977 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1976 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

Morgan Stanley Capital International ("MSCI")
MSCI's indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Canada, Chile, China, Czech Republic, Colombia, Greece, Hong Kong, Hungary, Indonesia, Jordan, Korea (at 50%), Malaysia, Mexico Free, Pakistan, Peru,
Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela Free.

6-MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY
REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of June 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.33% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-value-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc. and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                    BARRA          BARRA        Merrill Lynch
                 500        Industrial        Stock         U.S.          500            500           Micro-Cap
                             Average          Index       Inflation      Growth         Value            Index

----------------------------------------------------------------------------------------------------------------------

Dec 1925           N/A          N/A             N/A          N/A         N/A            N/A              N/A
Dec 1926         11.62          N/A            0.28        -1.49         N/A            N/A              N/A
Dec 1927         37.49          N/A           22.10        -2.08         N/A            N/A              N/A
Dec 1928         43.61         55.38          39.69        -0.97         N/A            N/A              N/A
Dec 1929         -8.42        -13.64         -51.36         0.20         N/A            N/A              N/A
Dec 1930        -24.90        -30.22         -38.15        -6.03         N/A            N/A              N/A
Dec 1931        -43.34        -49.02         -49.75        -9.52         N/A            N/A              N/A
Dec 1932         -8.19        -16.88          -5.39       -10.30         N/A            N/A              N/A
Dec 1933         53.99         73.72         142.87         0.51         N/A            N/A              N/A
Dec 1934         -1.44          8.08          24.22         2.03         N/A            N/A              N/A
Dec 1935         47.67         43.77          40.19         2.99         N/A            N/A              N/A
Dec 1936         33.92         30.23          64.80         1.21         N/A            N/A              N/A
Dec 1937        -35.03        -28.88         -58.01         3.10         N/A            N/A              N/A
Dec 1938         31.12         33.16          32.80        -2.78         N/A            N/A              N/A
Dec 1939         -0.41          1.31           0.35        -0.48         N/A            N/A              N/A
Dec 1940         -9.78         -7.96          -5.16         0.96         N/A            N/A              N/A
Dec 1941        -11.59         -9.88          -9.00         9.72         N/A            N/A              N/A
Dec 1942         20.34         14.13          44.51         9.29         N/A            N/A              N/A
Dec 1943         25.90         19.06          88.37         3.16         N/A            N/A              N/A
Dec 1944         19.75         17.19          53.72         2.11         N/A            N/A              N/A
Dec 1945         36.44         31.60          73.61         2.25         N/A            N/A              N/A
Dec 1946         -8.07         -4.40         -11.63        18.16         N/A            N/A              N/A
Dec 1947          5.71          7.61           0.92         9.01         N/A            N/A              N/A
Dec 1948          5.50          4.27          -2.11         2.71         N/A            N/A              N/A
Dec 1949         18.79         20.92          19.75        -1.80         N/A            N/A              N/A
Dec 1950         31.71         26.40          38.75         5.79         N/A            N/A              N/A
Dec 1951         24.02         21.77           7.80         5.87         N/A            N/A              N/A
Dec 1952         18.37         14.58           3.03         0.88         N/A            N/A              N/A
Dec 1953         -0.99          2.02          -6.49         0.62         N/A            N/A              N/A
Dec 1954         52.62         51.25          60.58        -0.50         N/A            N/A              N/A
Dec 1955         31.56         26.58          20.44         0.37         N/A            N/A              N/A
Dec 1956          6.56          7.10           4.28         2.86         N/A            N/A              N/A
Dec 1957        -10.78         -8.63         -14.57         3.02         N/A            N/A              N/A
Dec 1958         43.36         39.31          64.89         1.76         N/A            N/A              N/A
Dec 1959         11.96         20.21          16.40         1.50         N/A            N/A              N/A
Dec 1960          0.47         -6.14          -3.29         1.48         N/A            N/A              N/A
Dec 1961         26.89         22.60          32.09         0.67         N/A            N/A              N/A
Dec 1962         -8.73         -7.43         -11.90         1.22         N/A            N/A              N/A
Dec 1963         22.80         20.83          23.57         1.65         N/A            N/A              N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                  BARRA 500        BARRA        Merrill Lynch
                 500        Industrial        Stock         U.S.         Growth          500           Micro-Cap
                             Average          Index       Inflation                     Value            Index

----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966       -10.06        -15.78           -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48            4.43         3.41          N/A            N/A              N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A            N/A              N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18        -12.84           25.38         6.77        -11.82          -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78           6.16            27.76
Dec 1979        18.44         10.55           43.46        13.31         15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88        12.40         39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81           0.02             9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52           -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10            6.85         1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50           3.68           -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85           -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06            3.11         2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925           N/A             N/A            N/A         N/A            N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32            N/A         N/A          -1.85            1.07
Dec 1932         16.84            8.81            N/A         N/A          10.82            0.96
Dec 1933         -0.07            1.83            N/A         N/A          10.38            0.30
Dec 1934         10.03            9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22            N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00            N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65            N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42            N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29            N/A         N/A          -2.22            1.54
Dec 1959         -2.26           -0.39            N/A         N/A          -0.97            2.95
Dec 1960         13.78           11.76            N/A         N/A           9.07            2.66


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          9.18            1.01            N/A        5.47          -4.95            4.21
Dec 1968          0.26            4.54            N/A        6.45           2.57            5.21
Dec 1969         -5.07           -0.74            N/A        8.70          -8.09            6.58
Dec 1970         12.11           16.86         -11.66        7.06          18.37            6.52
Dec 1971         13.23            8.72          29.59        5.36          11.01            4.39
Dec 1972          5.69            5.16          36.35        5.39           7.26            3.84
Dec 1973         -1.11            4.61         -14.92        8.60           1.14            6.93
Dec 1974          4.35            5.69         -23.16       10.20          -3.06            8.00
Dec 1975          9.20            7.83          35.39        6.51          14.64            5.80
Dec 1976         16.75           12.87           2.54        5.22          18.65            5.08
Dec 1977         -0.69            1.41          18.06        6.11           1.71            5.12
Dec 1978         -1.18            3.49          32.62       10.21          -0.07            7.18
Dec 1979         -1.23            4.09           4.75       11.90          -4.18           10.38
Dec 1980         -3.95            3.91          22.58       12.33          -2.76           11.24
Dec 1981          1.86            9.45          -2.28       15.50          -1.24           14.71
Dec 1982         40.36           29.10          -1.86       12.18          42.56           10.54
Dec 1983          0.65            7.41          23.69        9.65           6.26            8.80
Dec 1984         15.48           14.02           7.38       10.65          16.86            9.85
Dec 1985         30.97           20.33          56.16        7.82          30.09            7.72
Dec 1986         24.53           15.14          69.44        6.30          19.85            6.16
Dec 1987         -2.71            2.90          24.63        6.59          -0.27            5.47
Dec 1988          9.67            6.10          28.27        8.15          10.70            6.35
Dec 1989         18.11           13.29          10.54        8.27          16.23            8.37
Dec 1990          6.18            9.73         -23.45        7.85           6.78            7.81
Dec 1991         19.30           15.46          12.13        4.95          19.89            5.60
Dec 1992          8.05            7.19         -12.17        3.27           9.39            3.51
Dec 1993         18.24           11.24          32.56        2.88          13.19            2.90
Dec 1994         -7.77           -5.14           7.78        5.40          -5.76            3.90
Dec 1995         31.67           16.80          11.21        5.21          27.20            5.60
Dec 1996         -0.93            2.10           6.05        5.21           1.40            5.21
Dec 1997         15.85            8.38           1.78        5.71          12.95            5.26


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   Lipper           MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   Lipper           MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A            9.80           N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A            5.62           N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973        -15.52          N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974        -21.40          N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A            4.80           N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00          2.03          7.18           N/A            1.86           N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18           7.46           N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16          5.68         20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03           4.13           N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12          0.66          -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91           7.46          11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05         -11.59            5.17

Source:  Lipper Analytical Services. Inc.

                                   APPENDIX B

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.





                                   PIONEER II
                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:


         The financial highlights of the Registrant for the fiscal year ended September 30, 1997 are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Registration Statement from the 1997 Annual Report to Shareholders for the year ended September 30, 1997 (filed electronically on November 21, 1997 File Nos. 2-32773 & 811-07611 (formerly file no. 811-1835); accession number 0000078758-97-000010).


         (b)      Exhibits:

                  1.       Agreement and Declaration of Trust*

                  2.       By-Laws*

                  3.       None

                  4.1      Specimen Class A Share Certificate*

                  4.2      Specimen Class B Share Certificate*

                  4.3      Specimen Class C Share Certificate*

                  5.       Form of Management Contract*

                  6.1      Form of Underwriting Agreement*

                  6.2      Form of Dealer Sales Agreement*

                  7.       None

                  8.       Form of Custodian Agreement
                           with Brown Brothers Harriman & Co.*

                  9.1      Form of Investment Company Service Agreement*

                  10.      Legal Opinion of Morris, Nichols, Arsht & Tunnell*

                  11.      Consent of Arthur Andersen LLP**

                  12.      None

                  13.      Form of Stock Purchase Agreement*

                  14.      None

                  15.1     Class A Distribution Plan*

                  15.2     Class B Distribution Plan*

                  15.3     Class C Distribution Plan*

                  16.      Description of Average Annual Total Return*

                  17.      Financial Data Schedules (filed as Exhibit 27)**

                  18.      Multiple Class Plan Pursuant to Rule 18f-3*

                  19.      Powers of Attorney* and **


------------------------

         * Previously filed. Incorporated by reference from the exhibits filed with the Registration Statement (File No. 2-32773), as amended, of the Registrant.

        ** Filed herewith

Item 25.  Persons Controlled by or Under Common Control with Registrant

         No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14% of the outstanding shares of The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.

                                                   Owned By    Percent of Shares    State/Country of
                     Company                                                        Incorporation
Pioneering Management Corp. (PMC)                   PGI          100%                DE
Pioneer Funds Distributor, Inc. (PFD)               PMC          100%                MA
Pioneer Explorer, Inc. (PEI)                        PMC          100%                DE
Pioneer Fonds Marketing GmbH (GmbH)                 PFD          100%                Germany
Pioneer Forest, Inc. (PFI)                          PGI          100%                DE
CJSC "Forest-Starma" (Forest-Starma)                PFI          95%                 Russia
Pioneer Metals and Technology, Inc. (PMT)           PGI          100%                DE
Pioneer Capital Corp. (PCC)                         PGI          100%                DE
Pioneer SBIC Corp.                                  PCC          100%                MA
Pioneer Real Estate Advisors, Inc. (PREA)           PGI          100%                DE
Pioneer Management (Ireland) Ltd. (PMIL)            PGI          100%                Ireland
Pioneer Plans Corporation (PPC)                     PGI          100%                DE
PIOGlobal Corp. (PIOGlobal)                         PGI          100%                DE
Pioneer Investments Corp. (PIC)                     PGI          100%                MA
Pioneer Goldfields Holdings, Inc. (PGH)             PGI          100%                DE
Pioneer Goldfields Ltd. (PGL)                       PGH          100%                Guernsey
Teberebie Goldfields Ltd. (TGL)                     PGL          90%                 Ghana
Pioneer Omega, Inc. (Omega)                         PGI          100%                DE
Pioneer First Russia, Inc. (First Russia)           Omega        81.65%              DE
Pioneering Services Corp. (PSC)                     PGI          100%                MA
Pioneer International Corp. (PIntl)                 PGI          100%                DE
Pioneer First Polish Trust Fund JSC, S.A. (First
Polish)                                             PIntl        100%                Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                                     PIntl        100%                Czech Republic

Registered  investment  companies that are parties to management  contracts with
PMC:

Funds                                               Business Trust
Pioneer International Growth Fund                   MA
Pioneer World Equity Fund                           DE
Pioneer Europe Fund                                 MA
Pioneer Emerging Markets Fund                       DE
Pioneer India Fund                                  DE
Pioneer Growth Trust                                MA
Pioneer Mid-Cap Fund                                DE
Pioneer Growth Shares                               DE
Pioneer Small Company Fund                          DE
Pioneer Fund                                        DE
Pioneer II                                          DE
Pioneer Real Estate Shares                          DE
Pioneer Short-Term Income Trust                     MA
Pioneer America Income Trust                        MA
Pioneer Bond Fund                                   MA
Pioneer Balanced Fund                               DE
Pioneer Intermediate Tax-Free Fund                  MA
Pioneer Tax-Free Income Fund                        DE
Pioneer Money Market Trust                          DE
Pioneer Variable Contracts Trust                    DE
Pioneer Interest Shares                             DE
Pioneer Micro-Cap Fund                              DE

         The following table lists John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                                   Trustee/
         Entity        Chairman    President       Director          Other
Pioneer mutual funds
                           X           X              X
PGL
                           X           X              X
PGI
                           X           X              X
PPC
                                       X              X
PIC
                                       X              X
PIntl
                                       X              X
PMT
                                       X              X
Omega
                                       X              X
PIOGlobal
                                       X              X
First Russia
                                       X              X
PCC
                                                      X
PSC
                                                      X
PMIL
                                                      X
PEI
                                                      X
PFI
                                                      X
PREA
                                                      X
Forest-Starma
                                                      X
PMC
                           X                          X
PFD
                           X                          X
TGL
                           X                          X
First Polish
                                                              Chairman of
                                                              Supervisory Board

GmbH                                                          Chairman of
                                                              Supervisory Board

Pioneer Czech                                                 Chairman of
                                                              Supervisory Board

Hale and Dorr LLP                                             Partner

Item 26.  Number of Holders of Securities

         The following table sets forth the approximate number of record holders of each class of securities of the Registrant as of December 31, 1996:

                                   Class A       Class B      Class C


Number of Record Holders:           376,997        2,520         377


Item 27. Indemnification

                  Except for the Declaration of Trust dated April 26, 1996, establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Item 28.  Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of PMC, the Registrant's investment adviser. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2; and

         (b)      Section IV, Business Background, of each Schedule D.

Item 29.  Principal Underwriters

         (a)      See Item 25 above.

         (b)      Directors and officers of PFD:

                            Positions and Officer         Positions and Officer
         Name               with Underwriter              with Registrant

John F. Cogan, Jr.          Director and Chairman          Chairman of the
                                                           Board, President
                                                           and Trustee

Robert L. Butler            Director and President         None

David D. Tripple            Director                       Executive Vice
                                                           President and
                                                           Trustee

Steven M. Graziano          Senior Vice President          None

Stephen W. Long             Senior Vice President          None

Barry G. Knight             Vice President                 None

William A. Misata           Vice President                 None

Anne W. Patenaude           Vice President                 None

Elizabeth B. Bennett        Vice President                 None

Gail A. Smyth               Vice President                 None

Constance D. Spiros         Vice President                 None

Marcy L. Supovitz           Vice President                 None

Mary Kleeman                Vice President                 None

Steven R. Berke             Assistant Vice President       None

Steven H. Forss             Assistant Vice President       None

Mary Sue Hoban              Assistant Vice President       None

Debra A. Levine             Assistant Vice President       None

Junior Roy McFarland        Assistant Vice President       None

Marie E. Moynihan           Assistant Vice President       None

William H. Keough           Treasurer                      Treasurer

Roy P. Rossi                Assistant Treasurer            None

Joseph P. Barri             Clerk                          Secretary

Robert P. Nault             Assistant Clerk                Assistant Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.


Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31. Management Services

                  The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.

Item 32. Undertaking

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                  The Registrant's prior undertaking which set forth certain indemnification provisions of its officers and Trustees as set forth in the Registrant's Declaration of Trust has been deleted. All indemnification provisions are contained in the Registrant's Declaration of Trust, as approved by shareholders on April 30, 1996 in connection with the reorganization of Registrant as a Delaware business trust. See Item 27 above.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 48 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 48 to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of January, 1998.



                                                PIONEER II


                                             By:/s/David D. Tripple
                                                David D. Tripple
                                                Executive Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                  Signature                                   Title
                  ---------                                   -----


John F. Cogan, Jr.*                 )        Chairman of the Board
John F. Cogan, Jr.                  )        and President
                                    )        (Principal
                                             Executive Officer)

William H. Keough                   )        Chief Financial Officer
William H. Keough                   )        and Treasurer (Principal
                                    )        Financial and Accounting Officer)

Trustees:

John F. Cogan, Jr.*                 )
John F. Cogan, Jr.

Mary K. Bush*                       )
Mary K. Bush                        )

Richard H. Egdahl, M.D.*            )
Richard H. Egdahl, M.D.             )
                                    )

Margaret B.W. Graham*               )
Margaret B.W. Graham                )

John W. Kendrick*                   )
John W. Kendrick                    )

Marguerite A. Piret*                )
Marguerite A. Piret                 )


/s/David D. Tripple                 )
David D. Tripple                    )

Stephen K. West*                    )
Stephen K. West

John Winthrop*                      )
John Winthrop                       )




*By:                                            Dated:  January 28, 1998
      /s/David D. Tripple
      David D. Tripple
      Attorney-in-fact

                                  Exhibit Index


Exhibit
Number   Document Title


11.      Consent of Arthur Andersen LLP

17.      Financial Data Schedules (filed as Exhibit 27)

19.      Power of Attorney for Mary K. Bush